UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2025

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2025 (the “Closing Date”), Endeavor Operating Company, LLC (“EOC”), a Delaware limited liability company and subsidiary of Endeavor Group Holdings, Inc. (“Endeavor” or the “Company”), and IMG Worldwide, LLC, a Delaware limited liability company (“IMG Worldwide” and, together with EOC, the “EDR Parties”), completed the disposition of the Professional Bull Riders (“PBR”), On Location and IMG businesses (collectively, the “Transferred Businesses”) to TKO Operating Company, LLC, a Delaware limited liability company (“TKO”), and TKO Group Holdings, Inc., a Delaware corporation (“TKO PubCo” and, together with TKO, the “TKO Parties”), pursuant to the Transaction Agreement, dated as of October 23, 2024 (as amended, the “Transaction Agreement”), by and among the EDR Parties, Trans World International, LLC, a Delaware limited liability company and subsidiary of Endeavor (“Trans World International”), and the TKO Parties (the “Transactions”). As of the consummation of the Transactions, the Company and its subsidiaries collectively own approximately 61% of the voting interests of TKO PubCo.

The Transaction Agreement and the Transactions were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2024. All defined terms used in this Current Report on Form 8-K that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2025, the EDR Parties entered into the First Amendment to the Transaction Agreement (the “Transaction Agreement Amendment”), by and among the TKO Parties, Trans World International and the EDR Parties. The Transaction Agreement Amendment provides for (a) the acceleration of the Inside Date (as defined therein) to February 28, 2025, (b) the removal of the requirement that the Inside Date be automatically extended to April 1, 2025 if either (i) the EDR Parties fail to represent to the TKO Parties that the EDR Parties reasonably and in good faith expect to deliver to the TKO Parties the 2025 Financials (as defined therein) on or prior to February 28, 2025, or (ii) the Closing (as defined therein) does not occur on or prior to March 3, 2025 and (c) certain changes with respect to the timing of employee transfers.

The foregoing description of the material terms of the Transaction Agreement Amendment is not complete and is qualified in its entirety by reference to the Transaction Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

At the effective time of the Transactions (the “Effective Time”), the EDR Parties contributed, assigned, conveyed, delivered and transferred to TKO the Transferred Businesses, in exchange for approximately 26.1 million TKO Common Units, having an aggregate value of $3.25 billion (based on the volume-weighted average sales price of TKO PubCo Class A Common Stock for the twenty five trading days ending on October 23, 2024) and subscribed for an equivalent number of corresponding shares of TKO PubCo Class B Common Stock (the “Closing Consideration”). The Closing Consideration is also subject to a purchase price adjustment to be settled in equity consisting of approximately four hundred thousand TKO Common Units, having an aggregate value of $50 million (based on the volume-weighted average sales price of TKO PubCo Class A Common Stock for the twenty five trading days ending on October 23, 2024) and an equivalent number of corresponding shares of TKO PubCo Class B Common Stock.

The foregoing description of the material terms of the Transaction Agreement and the Transactions is qualified in its entirety by reference to the full text of the Transaction Agreement and the Transaction Agreement Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, of this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth in the “Explanatory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2025, the Company and TKO issued a joint press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act , or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Transaction Agreement, dated October 23, 2024, by and among Endeavor Operating Company, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., IMG Worldwide, LLC, and Trans World International, LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 24, 2024).

10.2*	First Amendment to Transaction Agreement, dated February 27, 2025, by and among Endeavor Operating Company, LLC, TKO Operating Company, LLC, TKO Group Holdings, Inc., IMG Worldwide, LLC, and Trans World International, LLC.

99.1	Press Release, dated February 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules or similar attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: February 28, 2025